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[ALIXPARTNERS LLC LETTERHEAD]


     June 30, 2003



     The Board of Directors
     Champion Enterprises, Inc.
     2701 Cambridge Court
     Suite 300
     Auburn Hills, MI 48326

     Re: Financial and Operational Consulting Services

     To The Board of Directors:

     We appreciate the time that you spent with us describing the situation and your objectives for Champion, and are pleased to present this proposal to provide assistance.

     This letter outlines the understanding between AlixPartners, LLC, a Delaware limited liability company, ("AlixPartners") and Champion Enterprises, Inc. (The "Company" or "Champion") of the work product and fees for the engagement of AlixPartners to provide operational and financial consulting services for inventory reduction to the Company.


                                ALIXPARTNERS ROLE


     Based on your direction at our meeting we discussed the highest priority focus for the organization in three main areas: Operations (manufacturing and purchasing), financial/cash management, and strategy (retail and financing). More specifically, you have asked several questions:

          - How can Champion accelerate known cost reductions and identify new ones?
          - How can it improve manufacturing performance, including rapid implementation of lean manufacturing concepts and improved sourcing?
          - How can it maintain and enhance liquidity, and what are the best uses of its cash?
          - What is the appropriate approach to retailing, and how can it be accelerated?
          - What is the appropriate approach to financing the product for retailers and customers, and how can it be accelerated?

These questions will be addressed in a QuickStrike(TM) assessment of the situation over a four to six week period that can be communicated to all of the relevant stakeholder groups and executed rapidly. The objective of the QuickStrike(TM) is to conduct a review of the Company through meetings with key employees, on-site reviews and analysis


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[ALIXPARTNERS LLC LOGO]


     The Board of Directors
     June 30, 2003
     Page 2


     of existing improvement plans and financial and other information to gain a working knowledge of the Company. We will explore a number of areas of the Company's operations, working capital management, processes, and infrastructure, with the goal of identifying profit and liquidity enhancement opportunities and setting priorities. From the beginning our efforts will be focused on delivering measurable results to Champion.

     There are five initial areas in which we will focus our work:


 MANUFACTURING BUSINESS   RETAIL BUSINESS       FINANCE BUSINESS         LIQUIDITY         COMPANY GENERAL
 ----------------------   ---------------       ----------------         ---------         ---------------

- Plant and               - Franchise            - Current             - Cash model         - Full income
  Brand                     Agreements              contract and                              statement
  Locations                                         terms

- Capacity and            - Market and           - Loan scale          - Debt               - Cost
   utilization               customer              agreements vs.         instruments          breakouts for
                             studies               collateralized                              COGS,
                                                                                               SG&A, etc.

- Purchasing              - Profit and           - Past financial      - Covenants          - IT plan and
  Spend                     Loss for                relationships                             costs
                            channel and
                            brand

- Plant Cost              - Locations and        - Warehousing                              - Board update
  Structures                markets                 facilities                                 packages
                            served

- Distribution/           - Promotion            - Floor                                    - Performance
  Logistic                   programs               planning                                  Metrics
  models/ costs                                     Facilities

- Cycle times                                    - Competitive                              - Cap X budget
   and lead time                                    analysis and
                                                    strategies

- Inventory                                                                                 - Current
   levels                                                                                      improvement
                                                                                               project
                                                                                               review

- P&L                                                                                       - Financial
                                                                                              model


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[ALIXPARTNERS LLC LOGO]


     The Board of Directors
     June 30, 2003
     Page 3


     There is a set of activities that we will want to perform during the first week to begin the process of better understanding the details of the Champion business. They include:

          -    Current financial and performance metric review
          -    Current improvement project reviews
          -    Plant visits
          -    Retail site visits
          - Interviews/discussions with critical internal and external decision makers

     As we discussed, we will not perform these analyses from scratch. Rather, we build upon work already done by the Company or its advisors.

     The objective for this phase of the work will be the development of a description of the plans to achieve the opportunities, timing and benefit target. If feasible, we will integrate these benefits with the Company's existing income and cash forecasts to determine their impact on the Company's financial structure.

     We will also work with you to establish a financial performance baseline against which the success of this program will be measured.


                                    STAFFING

     John Hoffecker will be the Principal responsible for the overall engagement. He will be assisted by a staff of 3-4 consultants at various levels, all of whom have a wide range of skills and abilities related to this type of assignment. In addition, we have relationships with and periodically retain independent contractors with specialized skills and abilities to assist us.


                            TIMING, FEES AND EXPENSES

     We estimate the time for completion to be four to six weeks, depending upon the availability of management, key personnel, and data. We are prepared to commence Phase I of this engagement immediately upon receipt of Company approval in the form of a signed copy of this letter and the retainer.


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[ALIXPARTNERS LLC LOGO]


     The Board of Directors
     June 30, 2003
     Page 4


     This engagement will be staffed with professionals at various levels, as the tasks require. For purposes of monthly billings, our fees will be based on the hours charged at our hourly rates, which are:

                  Principals                                        $540 - $670
                  Senior Associates                                 $430 - $495
                  Associates                                        $300 - $390
                  Consultants                                       $225 - $280


     For the QuickStrike(TM) phase, we agree not to exceed $500,000 in professional fees without your written approval. Because it is anticipated that Albert A. Koch, by separate agreement with the Company and AP Services, LLC will become chairman of the board and interim president and chief executive officer of the Company, we agree that any such authorization will need to come from the disinterested members of the Board of Directors. We will require a retainer of $100,000 to be applied against the time charges and expenses specific to the engagement. We also acknowledge that, notwithstanding Section 10 of the General Terms and Conditions referred to herein, there is no Contingent Success Fee that is a part of our agreement and that the Company's only obligation is to pay the hourly rates for time actually worked by personnel as described above.

     The terms and conditions set out in the attached General Terms and Conditions form part of and are incorporated by reference herein to this agreement.

     We acknowledge that the Company has no obligation to retain our services beyond the QuickStrike(TM) assessment and that the Company may retain and use the services of other consultants before, during, and after this engagement.

     If these terms meet with your approval, please sign and return the enclosed copy of this agreement and wire transfer the amount to establish the retainer.



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[ALIXPARTNERS LLC LOGO]


     The Board of Directors
     June 30, 2003
     Page 5

     Thank you for the opportunity to assist you in this key effort. We look forward to working with you.

     Sincerely yours,
     ALIXPARTNERS, LLC

     /s/ John F. Hoffecker
     ------------------------------------
     John F. Hoffecker
     Principal




     Acknowledged and Agreed to:

     CHAMPION ENTERPRISES, INC.

     By:        /s/ John J. Collins, Jr.
                ------------------------------------------------------
     Its:       Senior Vice President, General Counsel and Secretary
                ------------------------------------------------------
     Dated:     June 30, 2003
                ------------------------------------------------------

                                ALIXPARTNERS, LLC
                          GENERAL TERMS AND CONDITIONS

These General Terms and Conditions ("Terms") shall govern the services provided by AlixPartners, LLC ("AlixPartners") as set forth in the letter agreement executed by the Company and AlixPartners to which these Terms are attached.


SECTION 1.  COMPANY RESPONSIBILITIES

COMPANY WILL UNDERTAKE RESPONSIBILITIES AS SET FORTH BELOW:

1. Provide reliable and accurate detailed information, materials, documentation, and
2. Make decisions and take future actions, as the Company determines in its sole discretion, on any recommendations made by AlixPartners in connection with the tasks or deliverables under this Agreement.

AlixPartners' delivery of the services and the fees charged are dependent on (i) Company's timely and effective completion of its responsibilities; and (ii) timely decisions and approvals made by the Company's management. Company shall be responsible for any delays, additional costs, or other deficiencies caused by not completing its responsibilities.

SECTION 2. TIMING, FEES, AND EXPENSES.

The engagement will commence immediately upon receipt of a signed engagement letter and a retainer.

HOURLY FEES. For purposes of monthly billings, our fees will be based on the hours charged at our hourly rates as set forth in the letter agreement. We review and revise our hourly billing rates effective January l of each year.

CONTINGENT SUCCESS FEES.  As described in the attached agreement.

OUT-OF-POCKET EXPENSES. In addition to hourly fees as defined in the letter agreement, the Company shall pay directly or reimburse AlixPartners upon receipt of periodic billings for all reasonable out-of-pocket expenses incurred in connection with this assignment such as travel, lodging, postage, and a communications charge of $4.00 per billable hour to cover telephone and facsimile charges.

RETAINER. We require a retainer to be applied against the time charges and expenses specific to the engagement. We will submit monthly invoices for services rendered and expenses incurred as described above, and will offset such invoices against the retainer. Payment will be due upon receipt of the invoices to replenish the retainer to the agreed-upon amount. Any unearned portion of the retainer will be returned to you at the termination of the engagement.

SECTION 3. RELATIONSHIP OF THE PARTIES.

The parties intend that an independent contractor relationship will be created by this Agreement. AlixPartners is not to be considered an employee or agent of the Company and the employees of AlixPartners are not entitled to any of the benefits that the Company provides for the Company's employees.

The Company also agrees not to solicit, recruit, or hire any employees or agents of AlixPartners for a period of two years subsequent to the completion and/or termination of the letter agreement.

SECTION 4. CONFIDENTIALITY.

AlixPartners agrees to keep confidential all information obtained from the Company. AlixPartners agrees that neither it nor its directors, officers, principals, employees, agents or attorneys will disclose to any other person or entity, or use for any purpose other than specified herein, any information pertaining to the Company or any affiliate thereof which is either non-public, confidential or proprietary in nature ("Information") which it obtains or is given access to during the performance of the services provided hereunder. The foregoing is not to be construed as prohibiting AlixPartners from disclosure pursuant to a valid subpoena or court order, but AlixPartners will not encourage, suggest, invite or request, or assist in securing, any such subpoena or court order, and it shall immediately give notice of any such subpoena or court order by fax transmission to the Company. AlixPartners may make reasonable disclosures of Information to third parties in connection with their performance of their obligations and assignments hereunder. In addition, AlixPartners will have the right to disclose to others in the normal course of business that the Company has retained its services.

Information includes data, plans, reports, schedules, drawings, accounts, records, calculations, specifications, flow sheets, computer programs, source or object codes, results, models, or any work product relating to the business of the Company, its subsidiaries, distributors, affiliates, vendors, customers, employees, contractors, and consultants.

The Company acknowledges that all advice (written or oral) given by AlixPartners to the Company in connection with AlixPartners' engagement is intended solely for the benefit and use of the Company (limited to its management and Board of Directors) in considering the services to which it relates. Such advice will be considered Work Product and will be subject to the restrictions on disclosure contained in Section 5.

SECTION 5. INTELLECTUAL PROPERTY.

Company shall own and retain all right, title, and interest in and to all of the work product AlixPartners produces or has produced in connection with, or related to, its performance under this agreement (collectively, the "Work Product"). The Work Product includes, without limitation:

(i) Patents, patent applications, copyrights, trademarks, trade secrets, and other intellectual property rights;

(ii) Works of authorship (which shall be considered "works made for hire" under relevant copyright law); and

(iii) Methodologies, processes, techniques, ideas, concepts, and know-how

AlixPartners hereby transfers and assigns to the Company all right, title, and interest in the Work Product. AlixPartners will execute and deliver all documents and perform all acts that the Company reasonably deems necessary to perfect the Company's rights in the Work Product.



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
                                ALIXPARTNERS, LLC
                          GENERAL TERMS AND CONDITIONS


When disclosing any Work Product to any third party, the Company shall not, without AlixPartners' prior consent (which shall not be unreasonably withheld), identify AlixPartners as the source of, or a contributor to, such Work Product unless so required by a rule of law.

The Company hereby grants to AlixPartners a limited, non-exclusive license to use such of the Work Product as constitutes generic templates and plans with application to business enterprises generally, except that:

(i)  No such Work Product may contain any Information;

(ii) No such Work Product may identify the Company in any way; and

(ii) AlixPartners may not use any Work Product for or on behalf of any competitor of the Company or for any purpose that would constitute or aid competition with the Company or adversely affect the Company's reputation or interests.

AlixPartners owns, and will continue to own (and the Work Product will not include), any methodologies, processes techniques, ideas, concepts and know-how AlixPartners supplies in connection with this agreement and developed independently of its performance in connection with this agreement and without reference to any Information ("AlixPartners' IP"), except that the Company will have a perpetual, non-exclusive, worldwide, royalty-free license to use and have used for the Company's own business purposes such of the AlixPartners' IP as is incorporated into any Work Product.

SECTION 6. FRAMEWORK OF THE ENGAGEMENT.

The Company acknowledges that it is hiring AlixPartners purely to assist and advise the Company business planning and restructuring services. AlixPartners' engagement shall not constitute an audit, review, or compilation, or any other type of financial statement reporting or consulting engagement that is subject to the rules of the AICPA, the SSCS or other such state and national professional bodies.

SECTION 7. INDEMNIFICATION

In engagements of this nature, it is our practice to receive indemnification. Accordingly, in consideration of our agreement to act on your behalf in connection with this engagement, you will indemnify, hold harmless, and defend us (including our principals, employees, and agents) from and against all third-party claims, liabilities, losses, damages and reasonable expenses as they are incurred, including reasonable legal fees and disbursements of counsel, and the costs of our professional time (our professional time will be reimbursed at our actual direct costs without overhead allocation when such future time is required) (collectively, "Losses"), relating to or arising out of the engagement, including any legal proceeding in which we may be required, or agree, to participate, but in which we are not a party. We, our principals, employees, and agents may, but are not required to, engage a single firm of separate counsel of our choice at our cost in connection with any of the matters to which this indemnification agreement relates. This indemnification agreement does not apply to Losses resulting from actions taken or omitted to be taken by us in bad faith, our gross negligence, or our willful misconduct.

AlixPartners is not responsible for any third-party products or services. The Company's sole and exclusive rights and remedies with respect to any third party products or services, are against the third party vendor and not against AlixPartners.

SECTION 8. DISCLOSURES.

We know of no fact or situation, other than those disclosed in the letter agreement, which would represent a conflict of interest for us with regard to the Company.

While we are not aware of any relationships, other than those disclosed in the letter agreement, that connect us to any party in interest, because AlixPartners is a consulting firm that serves clients on a national basis in numerous cases, it is possible that AlixPartners may have rendered services to or have business associations with other entities which had or have relationships with the Company. AlixPartners has not and will not represent the interests of any of these aforementioned entities in this case, involving the Company.

SECTION 9. GOVERNING LAW

This letter agreement is governed by and construed in accordance with the laws of the State of Michigan with respect to contracts made and to be performed entirely therein and without regard to choice of law or principles thereof.

If we have any dispute arising between us, including any dispute with respect to the letter agreement, its interpretation, performance or breach, and are unable to agree on a mutually satisfactory resolution within 30 days, either party may require the matter to be settled by binding arbitration. If such arbitration shall occur, it shall be in the city of Southfield, Michigan. We shall attempt for two weeks to agree on a single arbitrator. If that effort shall fail, each party shall appoint one arbitrator. The two arbitrators so chosen shall attempt for two weeks to select a third. If they are unable to agree, the American Arbitration Association in Southfield, MI shall choose the third. The arbitration shall occur using the rules and procedures of the American Arbitration Association. The decision of the arbitrator(s) shall be final, binding, and non-appealable.

SECTION 10. TERMINATION AND SURVIVAL.

The letter agreement may be terminated at any time by written notice by one party to the other; provided, however, that notwithstanding such termination, AlixPartners will be entitled to any fees and expenses due under the provisions of the agreement. Such payment obligation shall inure to the benefit of any successor or assignee of AlixPartners.

Additionally, unless AlixPartners is terminated by the Company for cause (as defined below) or due to circumstances described in the Contingent Success Fee provision in the letter agreement, AlixPartners shall remain entitled to the Contingent Success Fee(s) that otherwise would be payable for the greater of 12 months from the date of termination or the period of time that that has elapsed from the date of this letter to the date of termination. Cause shall mean a AlixPartners representative acting in good faith on behalf of the Company is convicted of a felony or it is determined in good faith by the Board of Directors of the Company, and after thirty (30) days notice and opportunity to cure either (i) an AlixPartners representative engages in misconduct injurious to the Company, or (ii) an AlixPartners representative breaches any of his or its material obligations under this Agreement; or (iii) an AlixPartners representative willfully disobeys a lawful direction of the Board of Directors or senior management of the Company.

Sections 2, 4, 5, 7, 9, 10, and 11 shall survive the expiration or termination of the letter agreement.

SECTION 11. GENERAL.



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
                                ALIXPARTNERS, LLC
                          GENERAL TERMS AND CONDITIONS


SEVERABILITY. If any portion of the letter agreement shall be determined to be invalid or unenforceable, we each agree that the remainder shall be valid and enforceable to the maximum extent possible.

ENTIRE AGREEMENT. The Terms and the attached letter agreement contain the entire understanding of the parties relating to the services to be rendered by AlixPartners and may not be amended or modified in any respect except in writing signed by the parties. AlixPartners will not be responsible for performing any services not specifically described in this letter or in a subsequent writing signed by the parties. If there is a conflict between these Terms and the letter agreement, these Terms shall govern.

NOTICES. All notices required or permitted to be delivered under this letter agreement shall be sent, if to AlixPartners, to the address set forth in the letter agreement, to the attention of Mr. Melvin R. Christiansen, and if to Company, to the address set forth in the letter agreement, to the attention of your General Counsel, or to such other name or address as may be given in writing to the other party. All notices under the letter agreement shall be sufficient if delivered by facsimile or overnight mail. Any notice shall be deemed to be given only upon actual receipt.

SECURITIES. Except as specifically agreed with Al Koch personally in connection with his options or otherwise, neither AlixPartners nor any of its affiliates will, during the term of the engagement under this agreement or for a year thereafter, purchase any of the common stock of the Company or any security convertible into or exchangeable for the common stock of the Company in open market transactions, privately negotiated transactions, or otherwise. The term "affiliates" has the meaning ascribed to it in the context of the securities laws of the United States.






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